Income Taxes - Deferred Tax Assets and Liabilities (Detail) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets
Net operating loss carryforwards	$ 9,951,666	$ 16,859,179
Deferred revenue		138,378
Equity issuance cost		102,935
Bank loan	12,653	23,014
Intercompany Loan Australia	1,129
Total deferred tax assets	9,965,448	17,123,506
Valuation allowance	9,916,553	17,053,767
Net deferred tax assets	48,895	69,739
Deferred tax liabilities
Useful life adjustment fixed assets	30,646	54,303
Adjustment accruals	8,811	15,436
Prepaid expenses	9,438
Total deferred tax liabilities	48,895	69,739
Net deferred tax asset/(liability)	$ 0	$ 0